Exhibit 99.2

                                                     EXECUTION COPY

                             BROKER-DEALER AGREEMENT

                                     between

                             BANKERS TRUST COMPANY,
                                as Auction Agent


                                       and

                               SMITH BARNEY INC.,
                                as Broker-Dealer


                          Dated as of December 24, 1997
                                   Relating to


                             CLASSNOTES TRUST 1997-I
                               ASSET BACKED NOTES
                                  SERIES 1997-2
                                       AND
                 AUCTION RATE ASSET BACKED CERTIFICATES, CLASS 2

                             BROKER-DEALER AGREEMENT

          This BROKER-DEALER AGREEMENT (the "Broker-Dealer Agreement"), dated as of December 24, 1997, is by and between Bankers Trust Company, a New York banking corporation (together with its successors and assigns, the Auction Agent"), pursuant to authority granted to it in the Auction Agent Agreement, defined below, acting not in its individual capacity, but solely as agent for ClassNotes Trust l997-I, a Pennsylvania business trust (the "Issuer") and SMITH BARNEY INC. (together with its successors and assigns, the "Broker-Dealer").

                                    RECITALS

          The Issuer proposes to cause the Trustee (defined below) to authenticate and deliver $265,000,000 aggregate principal amount of its Asset Backed Notes, Series 1997-2, Class A-4 (the "Class A-4 Notes"), Class A-5 (the "Class A-5 Notes") and Class A-6 (the "Class A-6 Notes" and, together with the Class A-4 Notes and the Class A-5 Notes, the "Series 1997-2 Notes"). The Series 1997-2 Notes are being issued under the Second Terms Supplement dated as of December 24, 1997 (herein, the "Second Terms Supplement") executed in accordance with the Indenture dated as of March 21, 1997 (as amended and supplemented from time to time, the "Master Indenture"), between the Issuer and Bankers Trust Company (the "Indenture Trustee"). The Class A-5 Notes and the Class A-6 Notes (collectively, the "Notes") are being issued as auction rate securities.

          In connection with issuing the Series 1997-2 Notes, the Issuer proposes to issue $15,000,000 aggregate principal amount of its Auction Rate Asset Backed Certificates, Class 2 (the "Certificates"). The Certificates are being issued under the Second Trust Supplement, dated as of December 23, 1997 (herein, the "Trust Supplement") executed in accordance with the Trust Agreement dated as of March 21, 1997 (as amended or supplemented from time to time, the "Trust Agreement"), Trans-World Insurance Company d/b/a Educaid, an Arizona corporation, and ClassNotes, Inc., a Delaware corporation, as Depositors, and The York Bank and Trust Company, a Pennsylvania bank and trust company, not in its individual capacity but solely as Eligible Lender Trustee (the "Eligible Lender Trustee"). The Certificates are being issued as auction rate securities.

          The Second Terms Supplement provides that the Class Interest Rate for each Class of Notes for each applicable Interest Period after the Initial Period shall equal the lesser of the Net Loan Rate and the Auction Rate, but in no event shall exceed the applicable Class Interest Rate Limitation.

          The Trust Supplement provides that the Certificate Rate for each applicable Interest Period after the Initial Period shall equal the lesser of the Net Loan Rate and the Auction Rate, but in no event shall exceed the Certificate Rate Limitation.

          Pursuant to Section 2.9 (a) of the Auction Agent Agreement dated as of December 24, 1997 among the Indenture Trustee, the Auction Agent and the Issuer (the "Auction Agent Agreement"), the Indenture Trustee has directed the Auction Agent to execute and deliver this Broker-Dealer Agreement.

          The Auction Procedures require the participation of one or more Broker-Dealers.

          NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Auction Agent, as agent of the Issuer, and the Broker-Dealer agree as follows:

          Section 1. DEFINITIONS AND RULES OF CONSTRUCTION

          1.1. TERMS DEFINED BY REFERENCE TO THE MASTER INDENTURE, SECOND TERMS SUPPLEMENT, TRUST SUPPLEMENT OR TRUST AGREEMENT. Capitalized terms used herein and not otherwise defined herein shall have the meanings given such terms in the Master Indenture, Second Terms Supplement, Trust Supplement or Trust Agreement.

          1.2. TERMS DEFINED HEREIN. As used herein and in the Settlement Procedures, defined below, the following terms shall have the following meanings, unless the context otherwise requires:

          APPLICABLE INTEREST RATE" shall mean (i) with respect to the Notes, the applicable Class Interest Rate for each Class of Notes, as determined pursuant to the Second Terms Supplement and (ii) with respect to the Certificates, the applicable Certificate Rate, as determined pursuant to the Trust Agreement.

          "AUTHORIZED OFFICER" shall mean, with respect to the Auction Agent, each Managing Director, Vice President, Assistant Vice President, and Assistant Treasurer of the Auction Agent and every other officer of the Auction Agent assigned to its Corporate Trust Group and every other officer or employee of Auction Agent designated as an "Authorized Officer" for purposes of this Agreement in a communication to the Broker-Dealer.

          "BENEFICIAL OWNER" shall mean a beneficial owner of any of the Notes or the Certificates.

          "BROKER-DEALER OFFICER" shall mean each officer or employee of the Broker-Dealer designated as a "Broker-Dealer Officer for purposes of this Broker-Dealer Agreement in a communication to the Auction Agent.

          "NOTICE OF FAILURE TO DELIVER OR MAKE PAYMENT" shall mean a notice substantially in the form of Exhibit D hereto.

          "NOTICE OF TRANSFER" shall mean a notice substantially in the form of Exhibit C hereto.

          "ORDER FORM" shall mean the form to be submitted by any Broker-Dealer on or prior to any Auction Date substantially in the form of Exhibits B-1 and B-2 hereto.

          "SETTLEMENT PROCEDURES" shall mean the Settlement Procedures attached hereto as Exhibit A.

          1.3. RULES OF CONSTRUCTION. Unless the context or use indicate another or different meaning or intent, the following rules shall apply to the construction of this Agreement;

          (a) Words importing the singular number shall include the plural number and vice versa.

          (b) The captions and headings herein are solely for convenience of reference and shall not constitute a part of this Agreement nor shall they affect its meaning, construction or effect.

          (c) The words "hereof," "herein," "hereto," and other words of similar import refer to this Broker-Dealer Agreement as a whole.

          (d) All references herein to a particular time of day shall be to New York City time.

          Section 2. THE AUCTION

          2.1. INCORPORATION BY REFERENCE OF AUCTION PROCEDURES AND SETTLEMENT PROCEDURES.

          (a) On each Auction Date, the provisions of the Auction Procedures will be followed by the Auction Agent for the purpose of determining the Applicable Interest Rate for each Auction Period after the Initial Period. Each periodic operation of such procedures is hereinafter referred to as an "Auction."

          (b) All of the provisions contained in the Auction Procedures and the Settlement Procedures are incorporated herein by reference in their entirety and shall be deemed to be a part of this Broker-Dealer Agreement to the same extent as if such provisions were fully set forth herein.

          (c) The Broker-Dealer and other Broker-Dealers may participate in Auctions for their own accounts.

          2.2. PREPARATION FOR EACH AUCTION.

          (a) Not later than 9:30 A.M. on each Auction Date for a Class of the Notes or the Certificates, the Auction Agent shall advise the Broker-Dealer by telephone of the All Hold Rate, the Maximum Auction Rate, the Net Loan Rate (based upon information provided by the Administrator), the One-Month LIBOR and the Three-Month LIBOR.

          (b) In the event the Auction Date for any Auction shall be changed after the Auction Agent has given notice of such Auction Date pursuant to clause
(vii) of paragraph (a) of the Settlement Procedures, the Auction Agent, by telephone (confirmed in writing), telecopy or such other means as the Auction Agent deems practicable, shall give notice of such change to the Broker-Dealer not later than the earlier of 9:15 A.M. on the new Auction Date and 9:15 A.M. on the old Auction Date. Thereafter, the Broker-Dealer shall use its best efforts to promptly notify its customers who are Existing Noteholders or Existing Certificateholders, as the case may be, of such change in the Auction Date.

          (c) From time to time upon request of the Auction Agent, the Broker-Dealer shall provide the Auction Agent with a statement of the aggregate amount of Notes held by the Broker- Dealer as an Existing Noteholder, or the aggregate amount of Certificates held by the Broker-Dealer as an Existing Certificateholder, in either case for its own account or otherwise.

          (d) The Auction Agent shall send by telecopy or other means a copy of any Notice of Notes Outstanding or Notice of Certificates Outstanding, as the case may be, received from the Indenture Trustee or the Eligible Lender Trustee to the Broker- Dealer in accordance with Section 4.3 hereof.

          2.3. AUCTION SCHEDULE: METHOD OF SUBMISSION OF ORDERS.

          (a) The Auction Agent shall conduct Auctions for the Notes and the Certificates in accordance with the schedule set forth below. Such schedule may be changed by the Auction Agent with the consent of the Indenture Trustee and the Market Agent, which consent shall not be unreasonably withheld or delayed. The Auction Agent shall give written notice of any such change to the Broker-Dealer and the Eligible Lender Trustee. Such notice shall be given prior to the close of business on the Business Day next preceding the first Auction Date on which any such change shall be effective.

     By 9:30 A.M.                  The Auction Agent advises the Indenture
                                   Trustee and the Broker-Dealers of the Maximum
                                   Auction Rate, the All Hold Rate, the Net Loan
                                   Rate (as provided by the Administrator) and One-Month LIBOR or Three-Month LIBOR, as applicable, to be used in determining the Auction Rate under the Auction Procedures, the Second Terms Supplement, the Trust
                                   Agreement and the Auction Agent Agreement.

    9:30 A.M. -                    Auction Agent assembles information
    12:30 P.M.                     communicated to it by Broker-Dealers as
                                   provided in Section 2.5.1(c)(i) of the Second
                                   Terms Supplement or 2.2.1(c)(i) of Appendix B of the Trust Agreement. The Submission
                                   Deadline is 12:30 P.M.

    Not earlier                    The Auction Agent makes determinations
    than 12:30 P.M.                pursuant to Section 2.5.1(c)(i) of the
                                   Second Terms Supplement or 2.2.1(c)(i) of
                                   Appendix B of the Trust Agreement.

    By approximately               The Auction Agent advises the
    3:00 P.M.* or 4:00 P.M.**      Indenture Trustee of the results of
                                   the Auction as provided in Section
                                   2.5.1(c)(ii) of the Second Terms Supplement or the Eligible Lender Trustee of the results of the Auction as provided in Section
                                   2.2.1(c)(ii) of Appendix B of the Trust
                                   Agreement. Submitted Bids and Submitted Sell
                                   Orders are accepted and rejected in whole or in part and (x) Notes allocated as provided in Section 2.5.1(d) of the Second Terms
                                   Supplement or (y) Certificates allocated as provided in 2.2.1(d) of Appendix B of the Trust Agreement, as the case may be. The
                                   Auction Agent gives notice of Auction results as set forth in Section 2.4(a) hereof.

          (b) The Broker-Dealer agrees to maintain a list of Potential Noteholders and Potential Certificateholders and to contact the Potential Noteholders and Potential Certificateholders on such list on or prior to each applicable Auction Date for the purposes of participating in the Auction on such Auction Date.

          (c) The Broker-Dealer shall submit Orders to the Auction Agent in writing by delivering an Order Form. The Broker-Dealer shall submit separate Orders to the Auction Agent for each Potential Noteholder or Potential Certificateholder, as the case may be, or Existing Noteholder or Existing Certificateholder, as the case may be, on whose behalf the Broker-Dealer is submitting an Order and shall not net or aggregate the Orders of different Potential Noteholders or Potential Certificateholders or Existing Noteholders or Existing Certificateholders on whose behalf the Broker-Dealer is submitting Orders.

          (d) The Broker-Dealer shall deliver to the Auction Agent (i) a Notice of Transfer with respect to any transfer of Notes or Certificates made through the Broker-Dealer by an Existing Noteholder or Existing Certificateholder, as the case may be, to another person other than pursuant to an Auction, and (ii) a Notice of Failure to Deliver or Make Payment with respect to the failure of any Notes or Certificates to be transferred to or payment to be made by any person that purchased or sold Notes or Certificates, as the case may be, through the Broker-Dealer pursuant to a prior Auction. The Auction Agent is not required to accept any notice delivered pursuant to clauses (i) or (ii) of this subparagraph
(d) with respect to an Auction unless it is received by the Auction Agent by 3:00 P.M. on the Business Day next preceding such Auction Date.

____________________

* If the Class Interest Rate or the Certificate Rate, as the case may be, is the Auction Rate.

** If the Class Interest Rate or the Certificate Rate, as the case may be, is the Net Loan Rate.

          (e) The Broker-Dealer agrees to handle its customers' Orders in accordance with its duties under applicable securities laws and rules.

          2.4. NOTICES. (a) On each Auction Date, the Auction Agent shall notify the Broker-Dealer and the Administrator by telephone of the results of the Auction as set forth in paragraph (a) of the Settlement Procedures. The Auction Agent shall by 10:30 A.M. on the Business Day next succeeding such Auction Date if previously requested by the Broker-Dealer notify the Broker- Dealer in writing of the disposition of all Orders submitted by the Broker-Dealer in the Auction held on such Auction Date.

          (b) The Broker-Dealer shall notify each Existing Noteholder or Existing Certificateholder or Potential Noteholder or Potential
Certificateholder on whose behalf the Broker-Dealer has submitted an Order as set forth in paragraph (b) of the Settlement Procedures and take such other action as is required by the Broker-Dealer pursuant to the Settlement Procedures.

          (c) The Auction Agent shall deliver to the Broker- Dealer all notices and certificates that the Auction Agent is required to deliver to the Broker-Dealer pursuant to Section 2 of the Auction Agent Agreement at the times and in the manner set forth in the Auction Agent Agreement.

          2.5. SERVICE CHARGE TO BE PAID TO THE BROKER-DEALER. (a) For each Interest Period, commencing on the Closing Date, the Broker-Dealer shall be entitled to a fee, in an amount equal to the product of (i) a fraction, the numerator of which is the number of days in the Interest Period related to the Auction by which the applicable Class Interest Rate or Certificate Rate was determined and the denominator of which is 360 times (ii) the Broker-Dealer Fee Rate times (iii) the sum of (A) the aggregate principal amount of Notes or Certificates, as the case may be, placed by the Broker-Dealer in such Auction that were (x) the subject of Submitted Bids of Existing Noteholders or Existing Certificateholders submitted by the Broker-Dealer and continued to be held as a result of such submission and (y) the subject of Submitted Bids of Potential Noteholders or Potential Certificateholders submitted by the Broker-Dealer and purchased as a result of such submission, plus (B) the aggregate principal amount of Notes or Certificates, as the case may be, subject to valid Hold Orders submitted to the Auction Agent by the Broker- Dealer plus (C) the aggregate principal amount of Notes or Certificates, as the case may be, that were covered by Hold Orders deemed to have been submitted by Existing Noteholders or Existing Certificateholders that were acquired by such Existing Noteholders or Existing Certificateholders through the Broker- Dealer. For purposes of subclause (iii)(C) above, if any Existing Noteholders or Existing Certificateholders who acquired Notes or Certificates, as the case may be, through the Broker- Dealer transfers those Notes or Certificates, as the case may be, to another person other than pursuant to an Auction, then the Broker-Dealer shall continue to be the Broker-Dealer through which the Notes or Certificates, as the case may be, so transferred were acquired; provided, however, that if the transfer was effected by, or if the transferee is a Broker-Dealer other than the Broker-Dealer, then such other Broker-Dealer shall be the Broker-Dealer through which such Notes or Certificates, as the case may be, were acquired.

            (b) The fee payable to the Broker-Dealer pursuant to Section 2.5(a) above shall be calculated monthly and paid monthly, in arrears, by the Auction Agent on the First Note Distribution Date for all Classes of Notes issued by the Issuer occurring in each month (or if in any such month a Certificate Distribution Date occurs prior to such first Note Distribution Date, on such Certificate Distribution Date), commencing January 1998. Such fee shall be paid by the Auction Agent out of the Auction Agent Fee received by the Auction Agent on each such date pursuant to the Sale and Servicing Agreement.

          2.6. SETTLEMENT. (a) If any Existing Noteholders or Existing Certificateholders on whose behalf the Broker-Dealer has submitted a Bid or Sell Order for Notes or Certificates, as the case may be, that was accepted in whole or in part fails to instruct its Participant to deliver the Notes or Certificates, as the case may be, subject to such Bid or Sell Order against payment therefor, the Broker-Dealer shall instruct such Participant to deliver such Notes or Certificates, as the case may be, against payment therefor and the Broker-Dealer may deliver to the Potential Noteholder or Potential Certificateholder on whose behalf the Broker-Dealer submitted a Bid that was accepted in whole or in part, a principal amount of the Notes or Certificates, as the case may be, that is less than the principal amount of the Notes or Certificates, as the case may be, specified in such Bid to be purchased by such Potential Noteholder or Potential Certificateholder. Notwithstanding the foregoing terms of this Section, any delivery or nondelivery of Notes or Certificates, as the case may be, that represents any departure from the results of an Auction, as determined by the Auction Agent, shall be of no effect unless and until the Auction Agent shall have been notified of such delivery or non-delivery in accordance with the terms of Section 2.3(d) hereof. The Auction Agent shall have no duty or liability with respect to enforcement of this
Section 2.6(a).

          (b) Neither the Auction Agent, the Indenture Trustee, nor the Issuer shall have any responsibility or liability with respect to the failure of an Existing Noteholder, an Existing Certificateholder, a Potential Noteholder, a Potential Certificateholder or its respective Participant to deliver Notes or Certificates, as the case may be, or to pay for Notes or Certificates, as the case may be, sold or purchased pursuant to the Auction Procedures or otherwise. The Auction Agent shall have no responsibility for any adjustment to the fees paid pursuant to Section 2.5 hereof as a result of any failure described in this
Section 2.6(b).

          Section 3. THE AUCTION AGENT.

          3.1. DUTIES AND RESPONSIBILITIES. (a) The Auction Agent is acting hereunder solely as agent for the Issuer and owes no fiduciary duties to any person by reason of this Broker-Dealer Agreement.

          (b) The Auction Agent undertakes to perform such duties and only such duties as are specifically set forth in this Broker-Dealer Agreement, and no implied covenants or obligations shall be read into this Broker-Dealer Agreement against the Auction Agent.

          (c) In the absence of bad faith or negligence on its part, the Auction Agent shall not be liable for any action taken, suffered, or omitted or for any error of judgment made by it in the performance of its duties under this Broker-Dealer Agreement. The Auction Agent shall not be liable for any error of judgment made in good faith unless the Auction Agent shall have been negligent in ascertaining (or failing to ascertain) the pertinent facts.

          3.2. RIGHTS OF THE AUCTION AGENT. (a) The Auction Agent may rely and shall be protected in acting or refraining from acting upon any communication authorized by this Broker- Dealer Agreement and upon any written instruction, notice request, direction, consent report, certificate, share certificate or other instrument, paper or document reasonably believed by it to be genuine. The Auction Agent shall not be liable for acting upon any telephone communication authorized by this Broker-Dealer Agreement which the Auction Agent believes in good faith to have been given by the Indenture Trustee, a Broker- Dealer, the Administrator or the Issuer. The Auction Agent may record telephone communications with the Broker-Dealers.

          (b) The Auction Agent may consult with counsel of its own choice, and the advice of such counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon.

          (c) The Auction Agent shall not be required to advance, expend or risk its own funds or otherwise incur or become exposed to financial liability in the performance of its duties hereunder.

          (d) The Auction Agent may perform its duties and exercise its rights hereunder either directly or by or through agents or attorneys and shall not be responsible for any willful misconduct or negligence on the part of any agent or attorney appointed by it with due care hereunder.

          3.3. THE AUCTION AQENT'S DISCLAIMER. The Auction Agent makes no representation as to the validity, adequacy or accuracy of the recitals in this Broker-Dealer Agreement, the Auction Agent Agreement or the validity, adequacy or accuracy of the Notes or the Certificates.

          Section 4. MISCELLANEOUS.

          4.1. TERMINATION. Any party may terminate this Broker-Dealer Agreement at any time upon five days' prior notice to the other party; provided, however, that if the Broker-Dealer is Smith Barney Inc., neither the Broker-Dealer nor the Auction Agent may terminate this Broker-Dealer Agreement without first obtaining the prior written consent of the Trustee, the Surety Provider and the Issuer to such termination, which consent shall not be unreasonably withheld or delayed. For so long as the Auction Agent Agreement is effective and Smith Barney Inc. is the sole Broker-Dealer, any termination of this Broker-Dealer Agreement shall not be effective unless and until a successor, or substitute Broker-Dealer Agreement becomes effective. This Broker-Dealer Agreement shall automatically terminate (i) with respect to the Notes, upon the delivery of certificates representing the Notes pursuant to Section 2.13 of the Master Indenture, (ii) with respect to the Certificates, upon the delivery of certificates representing the Certificates pursuant to Section 3.14 of the Trust Agreement or (iii) with respect to the Notes and the Certificates, upon termination of the Auction Agent Agreement.

          4.2. PARTICIPANT. The Broker-Dealer is, and shall remain for the term of this Broker-Dealer Agreement, a member of, or Participant in, the Depository (or an affiliate of such a member or Participant).

          4.3. COMMUNICATIONS. Except for (i) communications authorized to be made by telephone pursuant to this Broker-Dealer Agreement or the Auction Procedures and (ii) communications in connection with the Auctions (other than those expressly required to be in writing), all notices, request and other communications to any party hereunder shall be in writing (including facsimile or similar writing) and shall be given to such party, addressed to it, or its address or facsimile number set forth below:

If to the Broker-Dealer,
addressed:                         SMITH BARNEY INC.
                                   390 Greenwich Street
                                   5th Floor
                                   New York, New York  10013
                                   Attention:  Manager, Auction Rate
                                                       Products Group
                                   Telephone:  (212) 723-7082
                                   Facsimile:  (212) 723-8809

If to the Auction Agent,
addressed:                         BANKERS TRUST COMPANY
                                   4 Albany Street
                                   New York, New York 10006
                                   Attention: Corporate Trust and Agency Group
                                   Telephone:  (212) 250-6850
                                   Facsimile:  (212) 250-6215

If to the Indenture
Trustee,
addressed:                         BANKERS TRUST COMPANY
                                   4 Albany Street
                                   New York, New York 10006
                                   Attention: Corporate Trust and Agency Group
                                   Telephone:  (212) 250-6533
                                   Facsimile:  (212) 250-6439

If to the Issuer,
addressed:                         THE YORK BANK AND TRUST COMPANY,
                                   c/o DAUPHIN DEPOSIT BANK AND TRUST COMPANY
                                   213 Market Street
                                   Harrisburg, Pennsylvania 17101
                                   Attention: Corporate Trust Services
                                   Telephone: (717) 255-2387
                                   Facsimile: (717) 231-2615

With a copy to
the Administrator:                 c/o The Money Store Inc.
                                   2840 Morris Avenue
                                   Union, New Jersey  07083
                                   Attention:  Chief Financial Officer
                                   Telephone:  (908) 686-2000
                                   Facsimile:  (908) 688-3846

If to the Surety
Provider,
addressed:                         Ambac Assurance Corporation
                                   One State Street Plaza
                                   New York, New York 10004
                                   Attention: Structured Finance
                                              Department/Student Loans
                                   Telephone:  (212) 668-0340
                                   Facsimile:  (212) 509-9190

or such other address or facsimile number as such party may hereafter specify for such purpose by notice to the other party. Each such notice, request or communication shall be effective when delivered at the address specified herein. Communications shall be given on behalf of the Broker-Dealer by a Broker-Dealer Officer and on behalf of the Auction Agent by an Authorized Officer of the Auction Agent. The Broker-Dealer may record telephone communications with the Auction Agent.

          4.4. ENTIRE AGREEMENT. This Broker-Dealer Agreement contains the entire agreement between the parties relating to the subject matter hereof, and there are no other representations, endorsements, promises, agreements or understandings, oral, written or inferred, between the parties relating to the subject matter hereof.

          4.5. BENEFITS. Nothing in this Broker-Dealer Agreement, express or implied, shall give to any person, other than the Auction Agent, the Issuer, the Broker-Dealer and their respective successors and assigns, any benefit of any legal or equitable right, remedy or claim under this Broker-Dealer Agreement.

          4.6. AMENDMENT; WAIVER. (a) This Broker-Dealer Agreement shall not be deemed or construed to be modified, amended, rescinded, canceled or waived, in whole or in part, except by a written instrument signed by a duly authorized representative of the parties hereto. This Broker-Dealer Agreement may not be amended without first obtaining the prior written consent of the Issuer; provided that no amendment that changes any right of consent or any notice to the Surety Provider shall become effective without the written consent of the Surety Provider.

          (b) Failure of either party to this Broker-Dealer Agreement to exercise any right or remedy hereunder in the event of a breach of this Broker-Dealer Agreement by the other party shall not constitute a waiver of any such right or remedy with respect to any subsequent breach.

          4.7. SUCCESSORS AND ASSIGNS. This Broker-Dealer Agreement shall be binding upon, inure to the benefit of, and be enforceable by, the parties hereto and their respective successors and assigns.

          4.8. SEVERABILITY. If any clause, provision or section of this Broker-Dealer Agreement shall be ruled invalid or unenforceable by any court of competent jurisdiction, the invalidity or unenforceability of such clause, provision or section shall not affect any remaining clause, provision or sections hereof.

          4.9. EXECUTION IN COUNTERPARTS. This Broker-Dealer Agreement may be executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.

          4.10. GOVERNING LAW. This Broker-Dealer Agreement shall be governed by and construed in accordance with the laws of the State of New York.

          IN WITNESS WHEREOF, the parties hereto have caused this Broker-Dealer Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first above written.

                             BANKERS TRUST COMPANY,
                             as Auction Agent


                              By:/s/ Melissa Reynolds
                                 Name:  Melissa Reynolds
                                 Title: Assistant Vice President

                              SMITH BARNEY INC.,
                              as Broker-Dealer


                              By:/s/ John Hupalo
                                 Name:  John Hupalo
                                  Title: Director


Pursuant to and in accordance
with Section 2.9 of the
Auction Agent Agreement
(defined above), the
undersigned consents to the
execution of the above
Broker-Dealer Agreement.


BANKERS TRUST COMPANY,
as Indenture Trustee


By:/s/ Alfia Monastra
   Name   Alfia Monastra
   Title: Assistant Vice President

                      EXHIBIT A TO BROKER-DEALER AGREEMENT

                              SETTLEMENT PROCEDURES

          If not otherwise defined below, capitalized terms used herein shall have the meanings given such terms in the Second Terms Supplement and the Trust Agreement.

          (a) Not later than (1) 3:00 P.M. if the Class Interest Rate or Certificate Rate, as the case may be, is the Auction Rate or (2) 4:00 P.M. if the Class Interest Rate or Certificate Rate, as the case may be, is the Net Loan Rate on each Auction Date, the Auction Agent shall notify by telephone each Broker-Dealer that participated in the Auction held on such Auction Date and submitted an Order on behalf of an Existing Noteholder or Existing Certificateholder or Potential Noteholder or Potential Certificateholder of:

          (i) the Class Interest Rate or Certificate Rate fixed for the next Interest Period;

          (ii) whether there were Sufficient Bids in such Auction;

          (iii) if such Broker-Dealer (a "Seller's Broker Dealer") submitted Bids or Sell Orders on behalf of an Existing Noteholder or Existing Certificateholder, whether such Bid or Sell Order was accepted or rejected, in whole or in part, and the principal amount of Notes or Certificates, if any, to be sold by such Existing Noteholder or Existing Certificateholder;

          (iv) if such Broker-Dealer (a "Buyer's Broker Dealer") submitted a Bid on behalf of a Potential Noteholder or Potential Certificateholder, whether such Bid was accepted or rejected, in whole or in part, and the principal amount of Notes or Certificates, if any, to be purchased by such Potential Noteholder or Potential Certificateholder;

          (v) if the aggregate amount of Notes to be sold by all Existing Noteholders, or Certificates to be sold by all Existing Certificateholders, on whose behalf such Seller's Broker-Dealer submitted Bids or Sell Orders exceeds the aggregate principal amount of Notes or Certificates, as the case may be, to be purchased by all Potential Noteholders or Potential Certificateholders on whose behalf such Buyer's Broker-Dealer submitted a Bid, the name or names of one or more Buyer's Broker-Dealers (and the name of the Participant, if any, of each such Buyer's Broker-Dealer) acting for one or more purchasers of such excess principal amount of Notes or Certificates and the principal amount of Notes or Certificates to be purchased from one or more Existing Noteholders or Existing Certificateholders on whose behalf such Seller's Broker-Dealer acted by one or more Potential Noteholders or Potential Certificateholders on whose behalf each of such Buyer's Broker-Dealers acted;

          (vi) if the principal amount of Notes or Certificates to be purchased by all Potential Noteholders or Potential Certificateholders on whose behalf such Buyer's Broker- Dealer submitted a Bid exceeds the amount of Notes or Certificates to be sold by all Existing Noteholders or Existing Certificateholders on whose behalf such Sellers' Broker-Dealer submitted a Bid or a Sell Order, the name or names of one or more Sellers' Broker-Dealers (and the name of the Participant, if any, of each such Seller's Broker- Dealer) acting for one or more sellers of such excess principal amount of Notes or Certificates and the principal amount of Notes or Certificates to be sold to one or more Potential Noteholders or Potential Certificateholders on whose behalf such Buyer's Broker-Dealer acted by one or more Existing Noteholders or Existing Certificateholders on whose behalf each of such Seller's Broker-Dealers acted; and

          (vii) the Auction Date for the next succeeding Auction.

          (b) On each Auction Date, each Broker-Dealer that submitted an Order on behalf of any Existing Noteholder or Existing Certificateholder or Potential Noteholder or Potential Certificateholder shall:

          (i) advise each Existing Noteholder or Existing Certificateholder and Potential Noteholder or Potential Certificateholder on whose behalf such Broker-Dealer submitted a Bid or Sell Order in the Auction on such Auction Date whether such Bid or Sell Order was accepted or rejected, in whole or in part;

          (ii) in the case of a Broker-Dealer that is a Buyer's Broker-Dealer, advise each Potential Noteholder or Potential Certificateholder on whose behalf such Buyer's Broker-Dealer submitted a Bid that was accepted, in whole or in part, to instruct such Potential Owner's Participant to pay such Buyer's Broker-Dealer (or its Participant) through the Securities Depository the amount necessary to purchase the principal amount of Notes or Certificates to be purchased pursuant to such Bid against receipt of such Notes or Certificates, together with accrued interest;

          (iii) in the case of a Broker-Dealer that is a Seller's Broker-Dealer, instruct each Existing Noteholder or Existing Certificateholder on whose behalf such Seller's Broker-Dealer submitted a Sell Order that was accepted, in whole or in part, or a Bid that was accepted, in whole or in part, to instruct such Existing Noteholder's or Existing Certificateholder's Participant to deliver to such Seller's Broker-Dealer (or its Participant) through the Securities Depository the principal amount of Notes or Certificates to be sold pursuant to such Order against payment therefore;

          (iv) advise each Existing Noteholder or Existing Certificateholder on whose behalf such Broker-Dealer submitted an Order and each Potential Noteholder or Potential Certificateholder on whose behalf such Broker-Dealer submitted a Bid of the Auction Rate for the next Interest Period;

          (v) advise each Existing Noteholder or Existing Certificateholder on whose behalf such Broker-Dealer submitted an Order of the next Auction Date; and

          (vi) advise each Potential Noteholder or Potential Certificateholders on whose behalf such Broker-Dealer submitted a Bid that was accepted, in whole or in part, of the next Auction Date.

          (c) On the basis of the information provided to it pursuant to paragraph (a) above, each Broker-Dealer that submitted a Bid or Sell Order in an Auction is required to allocate any funds received by it in connection with such Auction pursuant to paragraph (b)(ii) above, and any Notes or Certificates received by it in connection with such Auction pursuant to paragraph (b)(iii) above among the Potential Noteholders or Potential Certificateholders, if any, on whose behalf such Broker-Dealer submitted Bids, the Existing Noteholders or Existing Certificateholders, if any, on whose behalf such Broker-Dealer submitted Bids or Sell Orders in such Auction, and any Broker-Dealers identified to it by the Auction Agent following such Auction pursuant to paragraph (a)(v) or (a)(vi) above.

          (d) On each Auction Date:

          (i) each Potential Noteholder or Potential Certificateholder and Existing Noteholder or Existing, Certificateholder with an Order in the Auction on such Auction Date shall instruct its Participant as provided in
     (b)(ii) or (b)(iii) above, as the case may be;

          (ii) each Seller's Broker-Dealer that is not a Participant of the Securities Depository shall instruct its Participant to deliver such Notes or Certificates through the Securities Depository to a Buyer's Broker-Dealer (or its Participant) identified to such Seller's Broker-Dealer pursuant to (a)(v) above against payment therefor; and

          (iii) each Buyer's Broker-Dealer that is not a Participant in the Securities Depository shall instruct its Participant to pay through the Securities Depository to Seller's Broker-Dealer (or its Participant) identified following such Auction pursuant to (a)(vi) above in the amount necessary to purchase Notes or Certificates to be purchased pursuant to
     (b)(ii) above against receipt of such Notes or Certificates.

          (e) On the Business Date following each Auction Date:

          (i) each Participant for a Bidder in the Auction on such Auction Date referred to in (d)(i) above shall instruct the Securities Depository to execute the transactions described under (b)(ii) or (b)(iii) above for such Auction, and the Securities Depository shall execute such transactions;

          (ii) each Seller's Broker-Dealer or its Participant shall instruct the Securities Depository to execute the transactions described in (d)(ii) above for such Auction, and the Securities Depository shall execute such transactions; and

          (iii) each Buyer's Broker-Dealer or its Participant shall instruct the Securities Depository to execute the transactions described in (d)(iii) above for such Auction, and the Securities Depository shall execute such transactions.

          (f) If an Existing Noteholder selling Notes or an Existing Certificateholder selling Certificates in an Auction fails to deliver such Notes or Certificates (by authorized book-entry), a Broker-Dealer may deliver to the Potential Noteholder or Potential Certificateholder on behalf of which it submitted a Bid that was accepted a principal amount of Notes or Certificates that is less than the principal amount of Notes or Certificates that otherwise was to be purchased by such Potential Noteholder or Potential Certificateholder. In such event, the principal amount of Notes or Certificates to be so delivered shall be determined solely by such Broker-Dealer (but only in Authorized Denominations). Delivery of such lesser principal amount of Notes or Certificates shall constitute good delivery. Notwithstanding the foregoing terms of this paragraph (f), any delivery or nondelivery of Notes or Certificates which shall represent any departure from the results of an Auction, as determined by the Auction Agent, shall be of no effect unless and until the Auction Agent shall have been notified of such delivery or nondelivery in accordance with the provisions of the Auction Agent Agreement and the Broker-Dealer Agreements. Neither the Indenture Trustee nor the Auction Agent will have any responsibility or liability with respect to the failure of a Potential Noteholder or Potential Certificateholder, Existing Noteholder or Existing Certificateholder or their respective Broker-Dealer or Participant to take delivery of or deliver, as the case may be, the principal amount of Notes or Certificates purchased or sold pursuant to an Auction or otherwise.

                     EXHIBIT B-1 TO BROKER-DEALER AGREEMENT

                             CLASSNOTES TRUST 1997-I
                        ASSET-BACKED NOTES, SERIES 1997-2

                                   ORDER FORM

                                                 AUCTION DATE________________
                                                 ISSUE_______________________
                                                 SERIES______________________

          The undersigned Broker-Dealer submits the following orders on behalf of the Bidder(s) indicated below:

                             BIDS BY EXISTING OWNERS


                                          PRINCIPAL AMOUNT OF
                       EXISTING            NOTES (AUTHORIZED
                      NOTEHOLDER          DENOMINATIONS ONLY)        BID RATE
                      ----------          --------------------       ---------
1.
2.
3.
4.
5.
6.
7.
8.
9.
10.



* Existing Noteholders may be described by name or other reference as determined in the sole discretion of the Broker-Dealer.

                     EXHIBIT B-2 TO BROKER-DEALER AGREEMENT

                             CLASSNOTES TRUST 1997-I
                     AUCTION RATE ASSET BACKED CERTIFICATES

                                   ORDER FORM

                                            AUCTION DATE________________
                                            ISSUE_______________________
                                            SERIES______________________

          The undersigned Broker-Dealer submits the following orders on behalf of the Bidder(s) indicated below:

                            BIDS BY EXISTING OWNERS


                                         PRINCIPAL AMOUNT
                                          OF CERTICATES
                  EXISTING                 (AUTHORIZED
                 NOTEHOLDER             DENOMINATIONS ONLY)          BID RATE
                 ----------             ------------------           ---------

1.
2.
3.
4.
5.
6.
7.
8.
9.
10.



* Existing Certificateholders may be described by name or other reference as determined in the sole discretion of the Broker-Dealer.

                             CLASSNOTES TRUST 1997-I
                        ASSET-BACKED NOTES, SERIES 1997-2
                     AUCTION RATE ASSET-BACKED CERTIFICATES

         BIDS BY POTENTIAL NOTEHOLDERS AND POTENTIAL CERTIFICATEHOLDERS


               EXISTING               PRINCIPAL AMOUNT OF
             NOTEHOLDER OR            NOTES/CERTIFICATES
               EXISTING                   (AUTHORIZED
           CERTIFICATEHOLDER          DENOMINATIONS ONLY)           BID RATE
           -----------------          --------------------          --------
1.
2.
3.
4.
5.
6.
7.
8.
9.
10.
11.
12.
13.
14.
15.


===============================================================================
NOTES:

1. If one or more Orders covering in the aggregate more than the outstanding principal amount of Notes or Certificates held by any Existing Noteholder or Existing Certificateholder, respectively, are submitted, such Orders shall be considered valid in the order of priority set forth in the Auction Procedures.

2. A Hold or Sell Order may be placed only by an Existing Noteholder or Existing Certificateholder covering a principal account of Notes or Certificates, as the case may be, not greater than the principal amount currently held by such Existing Noteholder or Existing Certificateholder.

3. Potential Noteholders or Potential Certificateholder may only make Bids, each of which must specify a rate. If more than one Bid is submitted on behalf of any Potential Noteholders or Potential Certificateholders, each Bid submitted shall be a separate Bid with the rate specified herein.

4. Bids may contain no more than three figures to the right of the decimal point (.001 of 1%):

5. An order must be submitted in principal amounts of $50,000 or integral multiples thereof.

* Potential Noteholders or Potential Certificateholders may be described by name or other reference as determined in the sole discretion of the Broker-Dealer.

NAME OF BROKER-DEALER:_______________________

AUTHORIZED SIGNATURE:_________________________

TOTAL NUMBER OF ORDERS ON THIS ORDER FORM:____

Submit to:_________________

                  Telephone: (___) ____________
                  Telecopier:(___) ____________

                      EXHIBIT C TO BROKER-DEALER AGREEMENT

                             CLASSNOTES TRUST 1997-I
                        ASSET-BACKED NOTES, SERIES 1997-2
                     AUCTION RATE ASSET-BACKED CERTIFICATES

                               NOTICE OF TRANSFER

                    (To be used only for transfers made other
                          than pursuant to an Auction)

We are (check one)

___________       the Existing Noteholder/Existing
                  Certificateholder indicated below*; or


___________       the Broker-Dealer for such Existing
                  Noteholder/Existing Certificateholder; or

___________       the Participant for such Existing
                  Noteholder/Existing Certificateholder.

We hereby notify you that such Existing Noteholder/Existing Certificateholder has transferred $_________ (must be in units of $50,000) of Notes/Certificates to _________________


                                            -------------------------
                                            (Existing Noteholder/
                                            Existing Certificateholder)


                                            -------------------------
                                            (Name of Broker-Dealer)


                                            -------------------------
                                            (Name of Participant)


                                            By: _____________________
                                            Printed Name: ___________
                                            Title:___________________


* Existing Noteholders/Existing Certificateholders may be described by name or other reference as determined in the sole discretion of the Broker-Dealer.

                      EXHIBIT D TO BROKER-DEALER AGREEMENT

                                CLASSNOTES 1997-I
                        ASSET-BACKED NOTES, SERIES 1997-2
                     AUCTION RATE ASSET-BACKED CERTIFICATES

                 NOTICE OF A FAILURE TO DELIVER OR MAKE PAYMENT


COMPLETE EITHER I OR II.

          I. We are a Broker-Dealer for Noteholder*/ Certificateholder* ___________ (the "Purchaser"), which purchased $___________ (must be in units of Authorized Denominators) of the Notes/Certificates in the Auction held on ___________ from the seller of such Notes/Certificates.

          II. We are a Broker-Dealer for Noteholder*/ Certificateholder* _________ (the "Seller"), which sold $________ (must be in units of Authorized Denominators) of the Notes/Certificates in the Auction held on ___________ to the purchaser of such Notes/Certificates.

We hereby notify you that (check one)

__________________      the Seller failed to deliver such
                        Notes/Certificates to the Purchaser.

__________________      the Purchaser failed to make payment
                        to the Seller upon delivery of such
                        Notes/Certificates.


                                    --------------------------
                                    (Name of Broker-Dealer)



                                    By:_______________________
                                    Name:_____________________
                                    Title:____________________

* Noteholders/certificateholders may be described by name or other reference as determined in the sole discretion of the Broker-Dealer.